UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 13, 2022

ALTA EQUIPMENT GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38864	83-2583782
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13211 Merriman Road

Livonia, Michigan 48150

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (248) 449-6700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	ALTG	The New York Stock Exchange
Depositary Shares representing a 1/1000th fractional interest in a share of 10% Series A Cumulative Perpetual Preferred Stock, $0.0001 par value per share	ALTG PRA	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submissions of Matters to a Vote of Security Holders.

On June 9, 2022, Alta Equipment Group Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Meeting”). During the Meeting, the Company’s stockholders voted on the matters set forth below.

Proposal 1

The three Class II director nominees named in our proxy statement were elected, each for a two-year term as set forth in the Company’s proxy statement dated April 27, 2022. The following table sets forth the vote of the stockholders at the Meeting with respect to the election of directors:

Nominee	For	Withheld	Broker Non-Votes
Ryan Greenawalt	17,495,137	4,991,118	8,603,710
Zachary E. Savas	14,838,639	7,647,616	8,603,710
Andrew Studdert	16,861,622	5,624,633	8,603,710

Proposal 2

The Company’s stockholders voted upon and approved the ratification of the appointment of UHY LLP to serve as the Company’s independent registered public accounting firm for 2022 based upon the following votes:

For	Against	Abstain	Broker Non-Votes
31,088,821	143	1,001	0

Proposal 3

The Company’s stockholders approved in a non-binding advisory vote the compensation paid to our named executive officers based upon the following votes:

For	Against	Abstain	Broker Non-Votes
22,223,293	256,301	6,661	8,603,710

Proposal 4

The Company’s stockholders approved in a non-binding advisory vote a one year frequency for say on pay votes based upon the following votes:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
21,977,828	1,131	505,090	2,206	8,603,710

Based on the results of the vote, and consistent with the Board of Directors’ recommendation, the Board of Directors of the Company has determined that future non-binding votes of shareholders to approve the compensation of the named executive officers will be submitted annually to the Company’s shareholders until the next non-binding shareholder vote on the frequency of shareholder votes on executive compensation, or until the Board of Directors otherwise determines a different frequency for such non-binding votes.

Proposal 5

The Company’s stockholders voted upon and approved the Alta Equipment Group, Inc 2022 Employee Stock Purchase Plan based upon the following votes:

For	Against	Abstain	Broker Non-Votes
16,131,411	6,349,323	5,521	8,603,710

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTA EQUIPMENT GROUP INC.

Dated: June 13, 2022	By:	/s/ Ryan Greenawalt
Ryan Greenawalt
Chief Executive Officer